Exhibit 99.1

(Furnished herewith)

News Release

Contact:
Jen Hartmann
Director, Public Relations
HartmannJenniferA@JohnDeere.com

Deere Reports First Quarter Net Income of $1.959 Billion

●	Strong execution contributes to 34% net sales gain and higher earnings.
●	Market environment supported by positive fundamentals and healthy demand for farm and construction equipment.
●	Full-year net income forecast increased to $8.75 billion to $9.25 billion.

MOLINE, Illinois (February 17, 2023) — Deere & Company reported net income of $1.959 billion for the first quarter ended January 29, 2023, or $6.55 per share, compared with net income of $903 million, or $2.92 per share, for the quarter ended January 30, 2022.

Worldwide net sales and revenues increased 32 percent, to $12.652 billion, in the most recent quarter. Net sales were $11.402 billion for the quarter, compared with $8.531 billion in 2022.

“Deere’s first-quarter performance is a reflection of favorable market fundamentals and healthy demand for our equipment as well as solid execution on the part of our employees, dealers, and suppliers to get products to our customers,” said John C. May, chairman and chief executive officer. “We are, at the same time, benefiting from an improved operating environment, which is contributing to higher levels of production.”

Company Outlook & Summary

Net income attributable to Deere & Company for fiscal 2023 is forecast to be in a range of $8.75 billion to $9.25 billion.

“Deere is looking forward to another strong year on the basis of positive fundamentals, low machine inventories, and a continuation of solid execution,” May said. “We are proud of our recent performance and remain fully committed to helping our customers do their jobs in a more profitable, productive, and sustainable way. We have confidence in our ability to execute on our leap ambitions and run our businesses with real purpose, real technology, and real impact.”

Deere & Company	First Quarter
$ in millions, except per share amounts	2023	2022	% Change
Net sales and revenues	$12,652	$9,569	32%
Net income	$1,959	$903	117%
Fully diluted EPS	$6.55	$2.92

Results for the prior period were affected by special items. See Note 1 of the financial statements for further details.

Production & Precision Agriculture	First Quarter
$ in millions	2023	2022	% Change
Net sales	$5,198	$3,356	55%
Operating profit	$1,208	$296	308%
Operating margin	23.2%	8.8%

Production and precision agriculture sales increased for the quarter as a result of higher shipment volumes and price realization. Operating profit improved primarily due to price realization and improved shipment volume / mix, partially offset by higher production costs and increased SA&G and R&D expenses. UAW contract-ratification bonus costs affected the prior period.

Production & Precision Agriculture Operating Profit

First Quarter 2023 Compared to First Quarter 2022

$ in millions

$296
$613
$741
($46)
($15)
($256)
($127)
$53
($51)
$1,208
First Quarter 2022
Volume/ Mix
Price
Currency
Warranty
Production Costs
SA&G/ R&D
Special Items
Other
First Quarter 2023

Small Agriculture & Turf	First Quarter
$ in millions	2023	2022	% Change
Net sales	$3,001	$2,631	14%
Operating profit	$447	$371	20%
Operating margin	14.9%	14.1%

Small agriculture and turf sales increased for the quarter due to price realization and higher shipment volumes, partially offset by the negative effects of foreign currency translation. Operating profit improved primarily as a result of price realization and improved shipment volumes. These items were partially offset by higher production costs, increased SA&G and R&D expenses, and the unfavorable effects of foreign currency exchange.

Small Agriculture & Turf Operating Profit

First Quarter 2023 Compared to First Quarter 2022

$ in millions

$371
$64
$300
($18)
($1)
($185)
($49)
$9
($44)
$447
First Quarter 2022
Volume/ Mix
Price
Currency
Warranty
Production Costs
SA&G/ R&D
Special Items
Other
First Quarter 2023

Construction & Forestry	First Quarter
$ in millions	2023	2022	% Change
Net sales	$3,203	$2,544	26%
Operating profit	$625	$272	130%
Operating margin	19.5%	10.7%

Construction and forestry sales moved higher for the quarter primarily due to higher shipment volumes and price realization, partially offset by the negative effects of foreign currency translation. Operating profit improved due to price realization and improved shipment volumes, partially offset by higher production costs. UAW contract-ratification bonus costs affected the prior period.

Construction & Forestry Operating Profit

First Quarter 2023 Compared to First Quarter 2022

$ in millions

$272
$148
$343
$27
($2)
($187)
($24)
$28
$20
$625
First Quarter 2022
Volume/ Mix
Price
Currency
Warranty
Production Costs
SA&G/ R&D
Special Items
Other
First Quarter 2023

Financial Services	First Quarter
$ in millions	2023	2022	% Change
Net income	$185	$231	-20%

Financial services net income for the quarter decreased mainly due to less-favorable financing spreads, higher SA&G expenses, and lower gains on operating-lease dispositions, partially offset by income earned on higher average portfolio balances.

Industry Outlook for Fiscal 2023
Agriculture & Turf
U.S. & Canada:
Large Ag	Up 5 to 10%
Small Ag & Turf	Down ~ 5%
Europe	Flat to Up 5%
South America (Tractors & Combines)	Flat to Up 5%
Asia	Down moderately

Construction & Forestry
U.S. & Canada:
Construction Equipment	Flat to Up 5%
Compact Construction Equipment	Flat to Up 5%
Global Forestry	Flat
Global Roadbuilding	Flat

Deere Segment Outlook for Fiscal 2023		Currency	Price
$ in millions	Net Sales	Translation	Realization
Production & Precision Ag	Up ~ 20%	0%	+14%
Small Ag & Turf	Flat to Up 5%	0%	+8%
Construction & Forestry	Up 10 to 15%	0%	+9%

Financial Services	Net Income	$ 820

Financial Services. Fiscal-year 2023 net income attributable to Deere & Company for the financial services operations is forecast to be $820 million. Results are expected to be lower than fiscal year 2022 due to less-favorable financing spreads, higher SA&G expenses, and lower gains on operating-lease dispositions. These factors are expected to be partially offset by income earned on a higher average portfolio. The outlook decreased from the previous forecast provided on November 23, 2022 due to further compression in financing spreads.

John Deere Capital Corporation

The following is disclosed on behalf of the company’s financial services subsidiary, John Deere Capital Corporation (JDCC), in connection with the disclosure requirements applicable to its periodic issuance of debt securities in the public market.

	First Quarter
$ in millions	2023	2022	% Change
Revenue	$821	$643	28%
Net income	$147	$190	-23%
Ending portfolio balance	$47,227	$40,353	17%

Net income for the quarter was lower than the same period in 2022 primarily due to less-favorable financing spreads, higher SA&G expenses, and lower gains on operating-lease dispositions, partially offset by income earned on higher average portfolio balances.

FORWARD-LOOKING STATEMENTS

Certain statements contained herein, including in the section entitled “Company Outlook & Summary,” “Industry Outlook,” and “Deere Segment Outlook,” relating to future events, expectations, and trends, constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and involve factors that are subject to change, assumptions, risks, and uncertainties that could cause actual results to differ materially.

Forward-looking statements are based on currently available information and current assumptions, expectations, and projections about future events and should not be relied upon. Except as required by law, the company expressly disclaims any obligation to update or revise its forward-looking statements. Many factors could cause actual results to differ materially from these forward-looking statements. Among these factors are risks related to:

●	changes in U.S. and international laws, regulations, and policies relating to trade, spending, taxing, banking, monetary, environmental (including climate change and engine emission), and farming policies;
●	political, economic, and social instability of the geographies in which the company operates;
●	wars and other conflicts, including the current conflict between Russia and Ukraine, and natural disasters;
●	adverse macroeconomic conditions, including unemployment, inflation, rising interest rates, changes in consumer practices due to slower economic growth or possible recession, and liquidity constraints;
●	growth and sustainability of non-food uses for crops (including ethanol and biodiesel production);
●	the ability to execute business strategies, including the company’s Smart Industrial operating model, Leap Ambitions, and mergers and acquisitions;
●	the ability to understand and meet its customers’ changing expectations and demand for John Deere products;
●	accurately forecasting customer demand for products and services and adequately managing inventory;
●	changes to governmental communications channels (radio frequency technology);
●	gaps or limitations in rural broadband coverage, capacity, and speed needed to support technology solutions;
●	the company’s ability to adapt in highly competitive markets;
●	dealer practices and their ability to manage distribution of John Deere products and support and service precision technology solutions;
●	changes in climate patterns and unfavorable weather events;
●	higher interest rates and currency fluctuations which could adversely affect the U.S. dollar, customer confidence, access to capital, and demand for our products;
●	changes in the company’s credit ratings, and failure to comply with financial covenants in credit agreements could impact access to funding;
●	availability and price of raw materials, components, and whole goods;
●	delays or disruptions in the company’s supply chain;
●	labor relations and contracts, including work stoppages and other disruptions;
●	the ability to attract, develop, engage, and retain qualified personnel;
●	security breaches, cybersecurity attacks, technology failures, and other disruptions to the information technology infrastructure of the company and its products;
●	loss of or challenges to intellectual property rights;
●	compliance with evolving U.S. and foreign laws, including economic sanctions, data privacy, and environmental laws and regulations;
●	legislation introduced or enacted that could affect the company’s business model and intellectual property, such as so-called right to repair or right to modify legislation;
●	investigations, claims, lawsuits, or other legal proceedings;
●	events that damage the company’s reputation or brand;
●	world grain stocks, available farm acres, soil conditions, harvest yields, prices for commodities and livestock, input costs (e.g., fertilizer), and availability of transport for crops; and
●	housing starts and supply, real estate and housing prices, levels of public and non-residential construction, and infrastructure investment.

Further information concerning the company and its businesses, including factors that could materially affect the company’s financial results, is included in the company’s other filings with the SEC (including, but not limited to, the factors discussed in Item 1A. “Risk Factors” of our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q).

DEERE & COMPANY

FIRST QUARTER 2023 PRESS RELEASE

(In millions of dollars) Unaudited

	Three Months Ended
	January 29	January 30%
	2023	2022	Change
Net sales and revenues:
Production & precision ag net sales	$5,198	$3,356	+55
Small ag & turf net sales	3,001	2,631	+14
Construction & forestry net sales	3,203	2,544	+26
Financial services revenues	1,040	870	+20
Other revenues	210	168	+25
Total net sales and revenues	$12,652	$9,569	+32

Operating profit: *
Production & precision ag	$1,208	$296	+308
Small ag & turf	447	371	+20
Construction & forestry	625	272	+130
Financial services	238	296	-20
Total operating profit	2,518	1,235	+104
Reconciling items **	(22)	(82)	-73
Income taxes	(537)	(250)	+115
Net income attributable to Deere & Company	$1,959	$903	+117

*     Operating profit is income from continuing operations before corporate expenses, certain external interest expense, certain foreign exchange gains and losses, and income taxes. Operating profit of the financial services segment includes the effect of interest expense and foreign exchange gains or losses.

**   Reconciling items are primarily corporate expenses, certain external interest expense, certain foreign exchange gains and losses, pension and postretirement benefit costs excluding the service cost component, and net income attributable to noncontrolling interests.

DEERE & COMPANY

STATEMENTS OF CONSOLIDATED INCOME

For the Three Months Ended January 29, 2023 and January 30, 2022

(In millions of dollars and shares except per share amounts) Unaudited

	2023	2022
Net Sales and Revenues
Net sales	$11,402	$8,531
Finance and interest income	994	800
Other income	256	238
Total	12,652	9,569

Costs and Expenses
Cost of sales	7,934	6,695
Research and development expenses	495	402
Selling, administrative and general expenses	952	781
Interest expense	479	229
Other operating expenses	299	311
Total	10,159	8,418

Income of Consolidated Group before Income Taxes	2,493	1,151
Provision for income taxes	537	250

Income of Consolidated Group	1,956	901
Equity in income of unconsolidated affiliates	1	3

Net Income	1,957	904
Less: Net income (loss) attributable to noncontrolling interests	(2)	1
Net Income Attributable to Deere & Company	$1,959	$903

Per Share Data
Basic	$6.58	$2.94
Diluted	$6.55	$2.92
Dividends declared	$1.20	$1.05
Dividends paid	$1.13	$1.05

Average Shares Outstanding
Basic	297.6	307.4
Diluted	299.1	309.4

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY

CONDENSED CONSOLIDATED BALANCE SHEETS

(In millions of dollars) Unaudited

	January 29	October 30	January 30
	2023	2022	2022
Assets
Cash and cash equivalents	$3,976	$4,774	$4,472
Marketable securities	852	734	735
Trade accounts and notes receivable - net	7,609	6,410	4,855
Financing receivables - net	36,882	36,634	33,191
Financing receivables securitized - net	5,089	5,936	3,516
Other receivables	1,992	2,492	1,936
Equipment on operating leases - net	6,502	6,623	6,624
Inventories	10,056	8,495	7,935
Property and equipment - net	6,212	6,056	5,665
Goodwill	3,891	3,687	3,192
Other intangible assets - net	1,255	1,218	1,209
Retirement benefits	3,793	3,730	3,158
Deferred income taxes	914	824	923
Other assets	2,597	2,417	2,203
Total Assets	$91,620	$90,030	$79,614

Liabilities and Stockholders’ Equity

Liabilities
Short-term borrowings	$14,129	$12,592	$10,990
Short-term securitization borrowings	4,864	5,711	3,482
Accounts payable and accrued expenses	13,108	14,822	10,651
Deferred income taxes	519	495	556
Long-term borrowings	35,071	33,596	32,838
Retirement benefits and other liabilities	2,493	2,457	3,289
Total liabilities	70,184	69,673	61,806

Redeemable noncontrolling interest	100	92

Stockholders’ Equity
Total Deere & Company stockholders’ equity	21,332	20,262	17,804
Noncontrolling interests	4	3	4
Total stockholders’ equity	21,336	20,265	17,808
Total Liabilities and Stockholders’ Equity	$91,620	$90,030	$79,614

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY

STATEMENTS OF CONSOLIDATED CASH FLOWS

For the Three Months Ended January 29, 2023 and January 30, 2022

(In millions of dollars) Unaudited

	2023	2022
Cash Flows from Operating Activities
Net income	$1,957	$904
Adjustments to reconcile net income to net cash used for operating activities:
Provision (credit) for credit losses	(130)
Provision for depreciation and amortization	494	486
Share-based compensation expense	23	18
Provision (credit) for deferred income taxes	(56)	210
Changes in assets and liabilities:
Trade, notes, and financing receivables related to sales	(1,015)	(106)
Inventories	(1,279)	(1,297)
Accounts payable and accrued expenses	(1,577)	(1,554)
Accrued income taxes payable/receivable	199	(184)
Retirement benefits	(48)	(1,010)
Other	186	(20)
Net cash used for operating activities	(1,246)	(2,553)

Cash Flows from Investing Activities
Collections of receivables (excluding receivables related to sales)	7,198	6,435
Proceeds from sales of equipment on operating leases	497	479
Cost of receivables acquired (excluding receivables related to sales)	(6,322)	(5,603)
Acquisitions of businesses, net of cash acquired		(24)
Purchases of property and equipment	(315)	(193)
Cost of equipment on operating leases acquired	(497)	(391)
Collateral on derivatives - net	345	(13)
Other	(146)	(42)
Net cash provided by investing activities	760	648

Cash Flows from Financing Activities
Increase (decrease) in total short-term borrowings	697	(1,018)
Proceeds from long-term borrowings	2,505	2,353
Payments of long-term borrowings	(1,925)	(1,940)
Proceeds from issuance of common stock	21	11
Repurchases of common stock	(1,257)	(623)
Dividends paid	(341)	(327)
Other	(39)	(33)
Net cash used for financing activities	(339)	(1,577)

Effect of Exchange Rate Changes on Cash, Cash Equivalents, and Restricted Cash	62	(74)

Net Decrease in Cash, Cash Equivalents, and Restricted Cash	(763)	(3,556)
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	4,941	8,125
Cash, Cash Equivalents, and Restricted Cash at End of Period	$4,178	$4,569

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY
Condensed Notes to Interim Consolidated Financial Statements
(In millions of dollars) Unaudited

(1)	In the first quarter of 2022, the company had a one-time payment related to the ratification of the UAW collective bargaining agreement, totaling $90 million.

	Production & Precision Ag	Small Ag & Turf	Construction & Forestry	Total
UAW ratification bonus – Cost of sales	$53	$9	$28	$90

(2)	The calculation of basic net income per share is based on the average number of shares outstanding. The calculation of diluted net income per share recognizes any dilutive effect of share-based compensation.
(3)	The consolidated financial statements represent the consolidation of all Deere & Company’s subsidiaries. The supplemental consolidating data is presented for informational purposes. Transactions between the Equipment Operations and Financial Services have been eliminated to arrive at the consolidated financial statements. In the supplemental consolidating data in Note 4 to the financial statements, the “Equipment Operations” represents the enterprise without “Financial Services”, which include the company’s production and precision agriculture operations, small agriculture and turf operations, and construction and forestry operations, and other corporate assets, liabilities, revenues, and expenses not reflected within “Financial Services.”

DEERE & COMPANY

(4) SUPPLEMENTAL CONSOLIDATING DATA

STATEMENTS OF INCOME

For the Three Months Ended January 29, 2023 and January 30, 2022

(In millions of dollars) Unaudited

	EQUIPMENT		FINANCIAL
	OPERATIONS		SERVICES		ELIMINATIONS		CONSOLIDATED
	2023	2022	2023	2022	2023	2022	2023	2022
Net Sales and Revenues
Net sales	$11,402	$8,531					$11,402	$8,531
Finance and interest income	114	34	$1,067	$829	$(187)	$(63)	994	800	[1]
Other income	234	217	177	87	(155)	(66)	256	238	[2,3]
Total	11,750	8,782	1,244	916	(342)	(129)	12,652	9,569

Costs and Expenses
Cost of sales	7,940	6,696			(6)	(1)	7,934	6,695	[4]
Research and development expenses	495	402					495	402
Selling, administrative and general expenses	783	657	172	126	(3)	(2)	952	781	[4]
Interest expense	101	90	442	158	(64)	(19)	479	229	[5]
Interest compensation to Financial Services	123	44			(123)	(44)			[5]
Other operating expenses	53	39	392	335	(146)	(63)	299	311	[6,7]
Total	9,495	7,928	1,006	619	(342)	(129)	10,159	8,418

Income before Income Taxes	2,255	854	238	297			2,493	1,151
Provision for income taxes	483	182	54	68			537	250

Income after Income Taxes	1,772	672	184	229			1,956	901
Equity in income of unconsolidated affiliates		1	1	2			1	3

Net Income	1,772	673	185	231			1,957	904
Less: Net income (loss) attributable to noncontrolling interests	(2)	1					(2)	1
Net Income Attributable to Deere & Company	$1,774	$672	$185	$231			$1,959	$903

1 Elimination of Financial Services’ interest income earned from Equipment Operations.

2 Elimination of Equipment Operations’ margin from inventory transferred to equipment on operating leases.

3 Elimination of Financial Services’ income related to intercompany guarantees of investments in certain international markets and intercompany service revenue.

4 Elimination of intercompany service fees.

5 Elimination of Equipment Operations’ interest expense to Financial Services.

6 Elimination of Financial Services’ lease depreciation expense related to inventory transferred to equipment on operating leases.

7 Elimination of Equipment Operations’ expense related to intercompany guarantees of investments in certain international markets and intercompany service expenses.

DEERE & COMPANY

SUPPLEMENTAL CONSOLIDATING DATA (Continued)

CONDENSED BALANCE SHEETS

(In millions of dollars) Unaudited

	EQUIPMENT			FINANCIAL
	OPERATIONS			SERVICES			ELIMINATIONS			CONSOLIDATED
	Jan 29	Oct 30	Jan 30	Jan 29	Oct 30	Jan 30	Jan 29	Oct 30	Jan 30	Jan 29	Oct 30	Jan 30
	2023	2022	2022	2023	2022	2022	2023	2022	2022	2023	2022	2022
Assets
Cash and cash equivalents	$2,665	$3,767	$3,596	$1,311	$1,007	$876				$3,976	$4,774	$4,472
Marketable securities	18	61	2	834	673	733				852	734	735
Receivables from Financial Services	5,348	6,569	5,307				$(5,348)	$(6,569)	$(5,307)				[8]
Trade accounts and notes receivable - net	1,342	1,273	996	7,827	6,434	4,843	(1,560)	(1,297)	(984)	7,609	6,410	4,855	[9]
Financing receivables - net	51	47	56	36,831	36,587	33,135				36,882	36,634	33,191
Financing receivables securitized - net			9	5,089	5,936	3,507				5,089	5,936	3,516
Other receivables	1,583	1,670	1,818	489	832	153	(80)	(10)	(35)	1,992	2,492	1,936	[9]
Equipment on operating leases - net				6,502	6,623	6,624				6,502	6,623	6,624
Inventories	10,056	8,495	7,935							10,056	8,495	7,935
Property and equipment - net	6,178	6,021	5,629	34	35	36				6,212	6,056	5,665
Goodwill	3,891	3,687	3,192							3,891	3,687	3,192
Other intangible assets - net	1,255	1,218	1,209							1,255	1,218	1,209
Retirement benefits	3,728	3,666	3,095	67	66	65	(2)	(2)	(2)	3,793	3,730	3,158	[10]
Deferred income taxes	1,015	940	1,095	53	45	50	(154)	(161)	(222)	914	824	923	[11]
Other assets	1,936	1,794	1,730	684	626	477	(23)	(3)	(4)	2,597	2,417	2,203	[9]
Total Assets	$39,066	$39,208	$35,669	$59,721	$58,864	$50,499	$(7,167)	$(8,042)	$(6,554)	$91,620	$90,030	$79,614

Liabilities and Stockholders’ Equity

Liabilities
Short-term borrowings	$969	$1,040	$1,516	$13,160	$11,552	$9,474				$14,129	$12,592	$10,990
Short-term securitization borrowings			8	4,864	5,711	3,474				4,864	5,711	3,482
Payables to Equipment Operations				5,348	6,569	5,307	$(5,348)	$(6,569)	$(5,307)				[8]
Accounts payable and accrued expenses	11,819	12,962	9,704	2,952	3,170	1,970	(1,663)	(1,310)	(1,023)	13,108	14,822	10,651	[9]
Deferred income taxes	404	380	425	269	276	353	(154)	(161)	(222)	519	495	556	[11]
Long-term borrowings	8,155	7,917	8,760	26,916	25,679	24,078				35,071	33,596	32,838
Retirement benefits and other liabilities	2,384	2,351	3,182	111	108	109	(2)	(2)	(2)	2,493	2,457	3,289	[10]
Total liabilities	23,731	24,650	23,595	53,620	53,065	44,765	(7,167)	(8,042)	(6,554)	70,184	69,673	61,806

Redeemable noncontrolling interest	100	92								100	92

Stockholders’ Equity
Total Deere & Company stockholders’ equity	21,332	20,262	17,804	6,101	5,799	5,734	(6,101)	(5,799)	(5,734)	21,332	20,262	17,804	[12]
Noncontrolling interests	4	3	4							4	3	4
Financial Services equity	(6,101)	(5,799)	(5,734)				6,101	5,799	5,734				[12]
Adjusted total stockholders' equity	15,235	14,466	12,074	6,101	5,799	5,734				21,336	20,265	17,808
Total Liabilities and Stockholders’ Equity	$39,066	$39,208	$35,669	$59,721	$58,864	$50,499	$(7,167)	$(8,042)	$(6,554)	$91,620	$90,030	$79,614

8 Elimination of receivables / payables between Equipment Operations and Financial Services.

9 Primarily reclassification of sales incentive accruals on receivables sold to Financial Services.

10 Reclassification of net pension assets / liabilities.

11 Reclassification of deferred tax assets / liabilities in the same taxing jurisdictions.

12 Elimination of Financial Services’ equity.

DEERE & COMPANY

SUPPLEMENTAL CONSOLIDATING DATA (Continued)

STATEMENTS OF CASH FLOWS

For the Three Months Ended January 29, 2023 and January 30, 2022

(In millions of dollars) Unaudited

	EQUIPMENT		FINANCIAL
	OPERATIONS		SERVICES		ELIMINATIONS		CONSOLIDATED
	2023	2022	2023	2022	2023	2022	2023	2022
Cash Flows from Operating Activities
Net income	$1,772	$673	$185	$231			$1,957	$904
Adjustments to reconcile net income to net cash provided by (used for) operating activities:
Provision (credit) for credit losses	1	(2)	(131)	2			(130)
Provision for depreciation and amortization	279	257	252	266	$(37)	$(37)	494	486	[13]
Share-based compensation expense					23	18	23	18	[14]
Distributed earnings of Financial Services	3	42			(3)	(42)			[15]
Provision (credit) for deferred income taxes	(39)	223	(17)	(13)			(56)	210
Changes in assets and liabilities:
Trade, notes, and financing receivables related to sales	(23)	158			(992)	(264)	(1,015)	(106)	[16,18,19]
Inventories	(1,254)	(1,277)			(25)	(20)	(1,279)	(1,297)	[17]
Accounts payable and accrued expenses	(1,458)	(1,346)	145	(66)	(264)	(142)	(1,577)	(1,554)	[18]
Accrued income taxes payable/receivable	192	(192)	7	8			199	(184)
Retirement benefits	(49)	(1,012)	1	2			(48)	(1,010)
Other	17	(12)	163	(19)	6	11	186	(20)	[13,14,17]
Net cash provided by (used for) operating activities	(559)	(2,488)	605	411	(1,292)	(476)	(1,246)	(2,553)

Cash Flows from Investing Activities
Collections of receivables (excluding receivables related to sales)			7,495	6,845	(297)	(410)	7,198	6,435	[16]
Proceeds from sales of equipment on operating leases			497	479			497	479
Cost of receivables acquired (excluding receivables related to sales)			(6,375)	(5,719)	53	116	(6,322)	(5,603)	[16]
Acquisitions of businesses, net of cash acquired		(24)						(24)
Purchases of property and equipment	(315)	(193)					(315)	(193)
Cost of equipment on operating leases acquired			(531)	(419)	34	28	(497)	(391)	[17]
Increase in trade and wholesale receivables			(1,499)	(684)	1,499	684			[16]
Collateral on derivatives - net		4	345	(17)			345	(13)
Other	(9)	(22)	(137)	(36)		16	(146)	(42)	[19]
Net cash provided by (used for) investing activities	(324)	(235)	(205)	449	1,289	434	760	648

Cash Flows from Financing Activities
Increase (decrease) in total short-term borrowings	(136)	123	833	(1,141)			697	(1,018)
Change in intercompany receivables/payables	1,469	150	(1,469)	(150)
Proceeds from long-term borrowings	1	18	2,504	2,335			2,505	2,353
Payments of long-term borrowings		(124)	(1,925)	(1,816)			(1,925)	(1,940)
Proceeds from issuance of common stock	21	11					21	11
Repurchases of common stock	(1,257)	(623)					(1,257)	(623)
Dividends paid	(341)	(327)	(3)	(42)	3	42	(341)	(327)	[15]
Other	(27)	(22)	(12)	(11)			(39)	(33)
Net cash used for financing activities	(270)	(794)	(72)	(825)	3	42	(339)	(1,577)

Effect of Exchange Rate Changes on Cash, Cash Equivalents, and Restricted Cash	48	(75)	14	1			62	(74)

Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash	(1,105)	(3,592)	342	36			(763)	(3,556)
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	3,781	7,200	1,160	925			4,941	8,125
Cash, Cash Equivalents, and Restricted Cash at End of Period	$2,676	$3,608	$1,502	$961			$4,178	$4,569

13 Elimination of depreciation on leases related to inventory transferred to equipment on operating leases.

14 Reclassification of share-based compensation expense.

15 Elimination of dividends from Financial Services to the Equipment Operations, which are included in the Equipment Operations operating activities.

16 Primarily reclassification of receivables related to the sale of equipment.

17 Reclassification of direct lease agreements with retail customers.

18 Reclassification of sales incentive accruals on receivables sold to Financial Services.

19 Elimination and reclassification of the effects of Financial Services partial financing of the construction and forestry retail locations sales and subsequent collection of those amounts.